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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): December 29, 2005

          CWALT, INC., (as depositor under the Pooling and Servicing
          Agreement, dated as of December 1, 2005, providing for the issuance of the Alternative Loan Trust 2005-81, Mortgage Pass-
                    Through Certificates, Series 2005-81).

                                  CWALT, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

     Delaware                      333-125902                87-0698307
-----------------------------      ----------                ----------
(State or other jurisdiction      (Commission               (IRS Employer
of incorporation)                 File Number)              Identification No.)

4500 Park Granada
Calabasas, California                                 91302
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(Address of principal                               (Zip Code)
 executive offices)

Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events
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Item 8.01     Other Events.
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On December 29, 2005, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of December 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada"), Park Monaco Inc., as a seller ("Park Monaco"), and Park Sienna LLC ("Park Sienna" and, together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2005-81. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Section 9  Financial Statements and Exhibits
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Item 9.01  Financial Statements and Exhibits.
           ---------------------------------

(a) Financial statements of businesses acquired.
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         Not applicable.

(b) Pro forma financial information.
    -------------------------------

         Not applicable.

(c) Exhibits.
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Exhibit No.  Description
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     99.1 The Pooling and Servicing Agreement dated as of December 1, 2005, by and among the Company, the Sellers, the Master Servicer and the Trustee.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CWALT, INC.



                                      By: /s/ Darren Bigby
                                          ---------------------------------
                                          Darren Bigby
                                          Vice President



Dated:  January 25, 2006

                                 Exhibit Index
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Exhibit                                                                    Page
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99.1            Pooling and Servicing Agreement,
                dated as of December 1, 2005, by
                and among, the Company, the Sellers,
                the Master Servicer and the Trustee.                          6